Earnings per Common Share	12 Months Ended
Dec. 31, 2020
Earnings per share [Abstract]
Disclosure of earnings per share [text block]

01 – Earnings per share

Basic earnings per share amounts are computed by dividing net income (loss) attributable to Deutsche Bank shareholders by the average number of common shares outstanding during the year. The average number of common shares outstanding is defined as the average number of common shares issued, reduced by the average number of shares in treasury and by the average number of shares that will be acquired under physically-settled forward purchase contracts, and increased by undistributed vested shares awarded under deferred share plans.

Diluted earnings per share assumes the conversion into common shares of outstanding securities or other contracts to issue common stock, such as share options, convertible debt, unvested deferred share awards and forward contracts. The aforementioned instruments are only included in the calculation of diluted earnings per share if they are dilutive in the respective reporting period.

Computation of basic and diluted earnings per share

in € m.	2020	2019	2018
Net income (loss) attributable to Deutsche Bank shareholders and additional equity components	483	(5,390)	267
Coupons paid on additional equity components[1]	(349)	(330)	(292)
Net income (loss) attributable to Deutsche Bank shareholders – numerator for basic earnings per share	135	(5,719)	(26)
Effect of dilutive securities	0	0	0
Net income (loss) attributable to Deutsche Bank shareholders after assumed conversions – numerator for diluted earnings per share	135	(5,719)	(26)
Number of shares in million
Weighted-average shares outstanding – denominator for basic earnings per share	2,108.2	2,110.0	2,102.2
Effect of dilutive securities:
Forwards	0.0	0.0	0.0
Employee stock compensation options	0.0	0.0	0.0
Deferred shares	62.0	0.0	0.0
Other (including trading options)	0.0	0.0	0.0
Dilutive potential common shares	0.0	0.0	0.0
Adjusted weighted-average shares after assumed conversions – denominator for diluted earnings per share	2,170.1	2,110.0	2,102.2

[1]Since 2019 the tax impact is recognized in income (loss) directly.

Earnings per share

in €	2020	2019	2018
Basic earnings per share	0.06	(2.71)	(0.01)
Diluted earnings per share	0.06	(2.71)	(0.01)

In accordance with IAS 33 the coupons paid on Additional Tier 1 Notes are not attributable to Deutsche Bank shareholders and therefore need to be deducted in the calculation. This adjustment created a net loss situation for Earnings per Common Share in 2018. Due to the net loss situation for 2019 and 2018 potentially dilutive shares are generally not considered for the earnings per share calculation, because to do so would have been anti-dilutive and hence decreased the net loss per share.

Instruments outstanding and not included in the calculation of diluted earnings per share[1]

Number of shares in m.	2020	2019	2018
Call options sold	0.0	0.0	0.0
Employee stock compensation options	0.0	0.0	0.0
Deferred shares	0.0	117.6	108.8

[1]Not included in the calculation of diluted earnings per share, because to do so would have been anti-dilutive.